UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K/A
(Amendment No. 1)
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 30, 2014

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
As reported in a Current Report on Form 8-K filed by PBF Logistics LP (the "Partnership") on October 2, 2014 (the "Original Filing"), the Partnership completed the acquisition of the assets of the Delaware City West Heavy Crude Unloading Rack ("DCR West Rack") from certain subsidiaries of PBF Energy Inc. on September 30, 2014. This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing, to provide certain financial statements of the DCR West Rack and to provide certain unaudited pro forma financial information of the Partnership in connection with this acquisition.
No other modification to the Original Filing is being made by this amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited historical financial statements of the DCR West Rack as of December 31, 2013 and for the period February 26, 2013 (date of inception) to December 31, 2013, and unaudited historical financial statements as of June 30, 2014, for the six months ended June 30, 2014 and for the period February 26, 2013 (date of inception) to June 30, 2013, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 and Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of the Partnership as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.
99.1	Audited financial statements of the DCR West Rack as of December 31, 2013, and for the period February 26, 2013 (date of inception) to December 31, 2013.
99.2	Unaudited financial statements of the DCR West Rack as of June 30, 2014, for the six months ended June 30, 2014 and for the period February 26, 2013 (date of inception) to June 30, 2013.
99.3	Unaudited pro forma consolidated financial statements of the Partnership as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	November 3, 2014		By:	/s/ Erik Young
Erik Young Senior Vice President, Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.
99.1	Audited financial statements of the DCR West Rack as of December 31, 2013, and for the period February 26, 2013 (date of inception) to December 31, 2013.
99.2	Unaudited financial statements of the DCR West Rack as of June 30, 2014, for the six months ended June 30, 2014 and for the period February 26, 2013 (date of inception) to June 30, 2013.
99.3	Unaudited pro forma consolidated financial statements of the Partnership as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.